UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2024

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor
Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	The Nasdaq Stock Market LLC

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan

On March 21, 2024, Hovnanian Enterprises, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) at which the Company’s stockholders approved the Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “Amended Plan”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The Amended Plan became effective as of the date of such stockholder approval.

Prior to adoption of the Amended Plan, the Company had been granting equity-based incentive awards under the Second Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “Existing Plan”). The Amended Plan is substantially identical to the Existing Plan, except it increases the reserve of Class A common stock and Class B common stock for future grants by an aggregate of 300,000 shares.

The material features of the Amended Plan are described in the Company’s Definitive Proxy Statement filed on February 2, 2024 in connection with the 2024 Annual Meeting, which description is filed herewith as Exhibit 99.1, and incorporated herein by reference. The above and the incorporated description of the Amended Plan are qualified in their entirety by reference to the Amended Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting on March 21, 2024. The matters voted upon at the 2024 Annual Meeting and the final results of the votes were as follows:

(1)     Election of all directors of the Company to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast. The elected directors were:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

A. Hovnanian	9,102,136	1,030,988	913	1,191,280
R. Coutts	9,937,827	194,990	1,220	1,191,280
M. Hernandez-Kakol	10,043,402	89,392	1,243	1,191,280
E. Kangas	9,000,133	1,132,307	1,597	1,191,280
J. Marengi	9,001,307	1,131,362	1,368	1,191,280
V. Pagano Jr.	8,775,456	1,357,182	1,399	1,191,280
R. Sellers	9,119,484	1,013,104	1,449	1,191,280
J. Sorsby	10,038,315	94,740	982	1,191,280

(2)     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2024. Abstentions had no effect on the outcome because such shares were not considered votes cast.  There were no broker non-votes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,287,463	34,689	3,165	-

(3)      Approval of the Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,690,142	1,401,549	42,346	1,191,280

(4)         Non-binding advisory vote on approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,683,039	438,283	12,715	1,191,280

(5)     Approval of an Amendment to the Company’s Stockholder Rights Plan. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,776,497	343,499	14,041	1,191,280

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Rights Agreement, dated as of August 14, 2008, between Hovnanian Enterprises, Inc. and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the Form of Certificate of Designation as Exhibit A, Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on August 14, 2008).

4.2
Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, between Hovnanian Enterprises, Inc. and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the amended and restated Form of Rights Certificate as Exhibit 1 and the amended and restated Summary of Rights as Exhibit 2 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on January 11, 2018).

4.3
Amendment No. 2 to Rights Agreement, dated as of January 18, 2021, between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the amended and restated Form of Rights Certificate as Exhibit 1 and the amended and restated Summary of Rights as Exhibit 2 (incorporated by reference to Exhibits to Current Report on Form 8-K of the Registrant filed January 19, 2021).

4.4
Amendment No. 3 to Rights Agreement, dated as of January 11, 2024, between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the amended and restated Form of Rights Certificate as Exhibit 1 and the amended and restated Summary of Rights as Exhibit 2 (incorporated by reference to Exhibits to Current Report on Form 8-K of the Registrant filed January 11, 2024).

10.1	Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan.

99.1
The section entitled “Proposal III - Approval of the Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan” of the Company’s Definitive Proxy Statement (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on February 2, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Elizabeth Tice
Name: Elizabeth Tice Title: Vice President, Corporate Counsel and Secretary

Date: March 22, 2024